UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 17, 2023

PROOF Acquisition Corp I
(Exact name of registrant as specified in its charter)

Delaware	001-41104	86-2707040
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

11911 Freedom Drive Suite 1080 Reston, VA	20190
(Address of principal executive offices)	(Zip Code)

(571) 310-4949
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one redeemable warrant	PACI.U	The New York Stock Exchange
Class A common stock included as part of the units	PACI	The New York Stock Exchange
Redeemable Warrants included as part of the units	PACI.WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02.	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On August 17, 2023, in connection with the preparation of the financial statements of PROOF Acquisition Corp I (the “Company”) that were included in its Registration Statement on Form S-4 filed with the SEC on August 18, 2023, the Company’s management, in consultation with its advisors, became aware that an adjustment that had been made to the Company’s financial statements to account for operating expenses for the quarterly period ended June 30, 2022, specifically expenses for directors and officers liability insurance, was not included in the Company’s Quarterly Report on Form 10-Q (the “Form 10-Q”) for the quarterly period ended June 30, 2023 (filed with the SEC on August 14, 2023).

On August, 22, 2023, the Company’s management and the Company’s audit committee of the Company’s board of directors discussed the matters disclosed in this Current Report on Form 8-K pursuant to this Item 4.02 with Marcum LLP, the Company’s independent registered public accounting firm (“Marcum”) and determined that the Form 10-Q should no longer be relied upon. At that meeting, the Company resolved to amend its Form 10-Q to disclose these adjustment for the quarterly period ended June 30, 2022 that had been omitted from its Form 10-Q.

The Company does not expect any of the above changes will have any impact on its cash position and cash held in the trust account established in connection with the Company’s initial public offering.

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 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 23, 2023	PROOF ACQUISITION CORP I

	By:	/s/ Michael W. Zarlenga
	Name:	Michael W. Zarlenga
	Title:	General Counsel and Corporate Secretary

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